UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-22172
Exact name of registrant as specified in charter:	World Funds Trust
Address of principal executive offices:	8730 Stony Point Parkway, Suite 205 Richmond, VA 23235
Name and address of agent for service	The Corporation Trust Co., Corporation Trust Center, 1209 Orange St., Wilmington, DE 19801 With Copy to: John H. Lively PractusTM LLP 11300 Tomahawk Creek Parkway, Ste. 310 Leawood, KS 66211
Registrant's telephone number, including area code:	(804) 267-7400
Date of fiscal year end:	September 30
Date of reporting period:	September 30, 2019

Item #1. Reports to Stockholders.

INDEX	Clifford Capital Partners Fund

ANNUAL REPORT

For the Year Ended September 30, 2019

Clifford Capital Partners Fund

IMPORTANT NOTE: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by calling or sending an email request.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request. Your election to receive reports in paper will apply to all Funds held with the Fund complex/your financial intermediary.

Clifford Capital Partners Fund

Important Disclosure Statements

The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read and considered carefully before investing. The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. You may obtain a current copy of the Fund’s prospectus by calling 1-800-673-0550. Distributed by First Dominion Capital Corp., Richmond, VA.

Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-673-0550. Information provided with respect to the Fund’s Portfolio Holdings, Sector Weightings, Number of Holdings and Expense Ratios are as of September 30, 2019 and are subject to change at any time.

ANNUAL REPORT

Clifford Capital Partners Fund

Annual Report Commentary – October 1, 2018 through September 30, 2019

We hope that this letter finds you well. We are grateful for your investment in the Clifford Capital Partners Fund (“the Fund”) and thank you for your support.

Invitation to Visit the Fund Website at www.cliffordcapfunds.com.

We desire to communicate with all shareholders, including those of you who may have purchased the Fund through brokerage accounts, where we often cannot reach you directly. As such, we invite you to bookmark the Fund website, where you may find our most recent commentary and other information relevant to the Fund. In addition to quarterly reports, we may post additional commentary that we hope you’ll find instructive for your investment in the Fund.

	One-Year Return	3-Year Return, Average Annual	5-Year Return, Average Annual	Total Return, Since Inception (01/30/14)	Total Return, Average Annual Since Inception
Institutional Class (CLIFX)	-1.87%	7.80%	8.66%	71.20%	9.95%
Investor Class (CLFFX)	-2.07%	7.60%	8.46%	69.42%	9.75%
Russell 3000® Value[1]	3.10%	9.24%	7.76%	59.99%	8.65%

(Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (800) 628-4077. Short term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns.)

1The Russell 3000® Value Index is a capitalization-weighted index which is designed to measure performance of Russell 3000 Index companies, respectively, with lower price-to-book ratios and lower forecasted growth values. Numbers presented include the reinvestment of dividends (total return).

ANNUAL REPORT

Clifford Capital Partners Fund

Shareholder Letter - continued

New Terminology with the Same Philosophy and Process

We recently updated the terminology found in the Prospectus for the Clifford Capital Partners Fund’s investment strategy. In early October 2019, we launched a second mutual fund—the Clifford Capital Focused Small Cap Value Fund—and used the launch as an opportunity to ensure consistency in the language we use for the mutual funds and our institutional clientele. The investment philosophy and strategy are the same today, but the C-Quad Philosophy™ we have referenced since the beginning of the Fund has been retired.

The high-quality stocks formerly known as Core stocks (50-75% of the Fund) are now referred to as Core Value stocks, while Contrarian stocks are now referred to as Deep Value stocks. Only the names have changed; the philosophy and process remain consistent. The other two “C”s of the C-Quad Philosophy™, Cash and Clifford, are less prominent subsets of our investment philosophy and process and will no longer be explicitly referred to. Cash is simply a byproduct of our investment opportunity set and given that we are high conviction investors with a concentrated portfolio of 25-35 stocks, cash may increase or decrease depending on our trading activity. The essence of “Clifford”, a family member who helped give us our start as a firm, has been used as a symbol of our firm’s culture and client-centric focus, and is embedded in our DNA as a company. We are invested alongside you, view our responsibility as a money manager as a sacred trust, and strive to treat you like we would a cherished family member. We may no longer use the term in connection with how we describe our investment philosophy, but the principle of “Clifford” guides our day to day actions and lives on.

We strongly believe in the combination of Core Value and Deep Value stocks employed by the Fund. We believe both areas have the potential to outperform over the long-term. And we believe the combination of the two is more powerful than exclusively focusing on either of the individual pieces.

Performance Summary

The Fund underperformed over the past year as value strategies—and particularly our small cap Deep Value stocks—have been out of favor. There was a major turn towards value in September 2019—a strong month for the Fund—which we are hopeful may be the beginning of a turn for our strategy and Value in general. As always, we remain focused on long-term performance and continue to focus on individual stocks and the long-term drivers of their performance. The Fund’s long-term returns are still quite solid, and we are encouraged about its long-term potential, given the attractive valuations of the

ANNUAL REPORT

Clifford Capital Partners Fund

Shareholder Letter - continued

Fund’s holdings today. We are particularly encouraged today about the potential in the Fund’s Deep Value stocks—mostly smaller companies today—which we think are particularly compelling. Even though today’s market environment seems volatile and uncertain, we believe the Fund is poised for solid long-term results, given the attractiveness of its individual holdings today.

Our investment process is focused on identifying stock-specific reasons that we believe can lead to positive outcomes at the individual-company level. We think this stock-specific focus is becoming increasingly rare in today’s investing environment, which has become more index-focused, sector-focused and factor-focused, rather than a search for undervalued companies. We firmly believe that our style of investing is prudent because as holders of common stock, we are partial owners of actual businesses, not speculators in an amorphous financial instrument with a squiggly line chart or prognosticators of tomorrow’s most popular factor or market sector. We strive to maintain a mentality in our investment decisions of “would we own this entire company at its current valuation if we could?” We think this type of question is relevant because our decision process to own a partial stake in a company is as important to you—and ourselves, since we are invested alongside you—as a full purchase of a company would be to a prospective buyer.

We will continue to maintain our disciplined focus on our long-term investment process and individual stock research, striving to invest in stocks when we believe they are trading at a discount to what they are worth.

Why Own Deep Value Stocks?

Even though they’ve made a strong contribution since the inception of the Fund, Deep Value stocks have been a drag on the overall return of the Fund over the past year, which you can see reflected in the Fund’s performance versus its benchmark in recent periods. We believe much of this is attributable to investor sentiment turning strongly against Deep Value companies, which tend to have temporary struggles or economic sensitivity, while the investment flavor of choice lately has been high-quality, “defensive” businesses with less economic sensitivity. As we mentioned in our last quarterly letter, we believe the latter types of companies have become quite expensive and may not be as “defensive” moving forward, while our Deep Value investments look particularly attractive to us today.

Even though the Deep Value portion of the Fund is the smaller of the two buckets (Deep Value stocks represented roughly 31% of the Fund at September 30, 2019, while Core Value was roughly 66% at the same date), there are times Deep

ANNUAL REPORT

Clifford Capital Partners Fund

Shareholder Letter - continued

Value stocks can disproportionately affect the overall results of the Fund. For instance, in 2015 Deep Value stocks lagged, leading the Fund to underperform its benchmark. Then in 2016—after increasing our weighting in Deep Value stocks because of our belief that they were significantly undervalued—Deep Value stocks performed strongly, leading to significant outperformance.

We believe Deep Value stocks over the long-term should earn higher returns than Core Value stocks and higher than our benchmark, but we also expect Deep Value results to be more volatile over short-term time periods (paraphrasing Warren Buffett, we believe a higher long-term annualized return that is lumpy is still superior to a significantly lower return that is more smooth). That said, volatility—especially when it’s negative volatility—doesn’t feel good and it may significantly affect results in the short- and intermediate-term. The higher return potential is why we own Deep Value stocks, and the higher volatility is why it’s the smaller portion of the Fund.

As mentioned in our introductory comments about the terminology change, we believe there are benefits to having a combination of Core Value and Deep Value stocks in the Fund. There are times in the markets that the performance of these two subsets diverge, but over the long-term we believe they complement each other very well. We believe Deep Value stocks are less correlated with the overall market and with our Core Value stocks, and the returns from Deep Value stocks tend to be very stock-specific over the long-term (hence our focus on stock-specific investment factors, or Key Thesis Points, which we believe will be the long-term catalysts for a company reaching its potential), rather than driven by the overall movements and sentiment of the marketplace.

Importantly, there are times when we may choose to increase (or decrease) our weighting in Deep Value stocks opportunistically. When we believe Deep Value stocks are significantly more attractive than Core Value stocks, we may decrease our weighting in the Core Value—while typically remaining above a 50% weighting—and using the proceeds to purchase more Deep Value investments. Conversely when there are fewer opportunities, or as Deep Value stocks move toward our estimates of their fair value, the weighting may move in the other direction. Our purpose in this is to strive to opportunistically enhance the Fund’s long-term results.

The last time Deep Value stocks were out of favor was in 2015 and what we wrote at that time is very applicable today, so with minor edits to account for the terminology changes that we referred to earlier, here is what we said back then:

ANNUAL REPORT

Clifford Capital Partners Fund

Shareholder Letter - continued

“Given the significant value we see in the Fund’s holdings today, we are very encouraged for the future, despite the difficulties of the recent past. We believe that the Fund is trading at an attractive price today, which bodes well for long-term returns. To be clear, we are not trying to predict the short-term movements of our portfolio or the overall stock market (we don’t possess a crystal ball), but we do feel good about the value we see today despite the many worries that are trumpeted in the financial media.

We believe that popularity can often drive stock returns, and make no mistake, several of the Fund’s holdings (especially Deep Value stocks) were not popular in 2015 (or 2019)! Buying unpopular stocks with low expectations is the essence of a contrarian’s investment philosophy, and this contrarian mindset is a key differentiator of the Fund and Clifford Capital Partners’ investment process. We do not expect the stocks we own to be perpetually unpopular (the key to success is these companies improving their results, resulting in less negative sentiment), but we firmly believe that investment bargains frequently occur because of investors’ impatience with, and disdain for, companies that are temporarily struggling or are unpopular with the current trends and fads of the day.

It can be an uncomfortable process to be a contrarian by investing in unpopular stocks—the essence of value investing—but the discomfort has proven to be worthwhile over the long term (see the chart below). Generally speaking, value stocks have experienced difficult results in the recent past, so headlines are not favorable. Their stock prices are usually down or have been underperforming the overall market. Investor and analyst expectations are generally negative. And there is often uncertainty about the firms’ ability to turn things around.

These conditions, while difficult on the psyche of human investors, are a fertile field for a value investor to find deeply undervalued bargains. This type of investing requires prudent analysis, conviction, patience, and perhaps most importantly—according to many of the value investing legends including Benjamin Graham, Warren Buffett, and Sir John Templeton, and based on our own observations—the temperament to hang in there when you are swimming against the tide.

Our experience shows that when the tide of investor sentiment eventually flows more positively for these types of companies that Deep Value stocks can make a rapid recovery, leading to large gains. While 2015 (and 2019) has been an uncomfortable test of our resolve as contrarian value investors, we firmly believe in the stocks we own in the Fund and we think the valuations of our Deep Value stocks are extremely attractive today.”

ANNUAL REPORT

Clifford Capital Partners Fund

Shareholder Letter - continued

Long-term History of Growth and Value Investing
1970–2018

Past performance is no guarantee of future results. Hypothetical value of $1 invested at the beginning of 1970. Assumes reinvestment of income and no transaction costs or taxes. This is for illustrative purposes only and not indicative of any investment. An investment cannot be made directly in an index. © Morningstar. All Rights Reserved.

Like 2015, we strongly believe that the Fund is trading at a compelling price today. We cannot predict the future (we think the only certainty in forecasting the future is uncertainty), but given the attractive valuation levels we see today in our individual stocks (especially in our Deep Value holdings), we believe the odds are in our favor for a positive long-term future.

Final Comments

Thank you for your investment in the Fund. We have high conviction in the Fund’s stocks and we are invested alongside you. We appreciate your support, and we will continue to strive to prudently manage your money.

Sincerely yours,

Ryan Batchelor, CFA, CPA

Principal and Portfolio Manager

Clifford Capital Partners, LLC

ANNUAL REPORT

Clifford Capital Partners Fund

Shareholder Letter - continued

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company, and it may be obtained by calling (800) 628-4077, or by going to the Clifford Capital Partners Funds website at www.cliffordcapfunds.com and clicking on the “Prospectus” link. Read it carefully before investing.

ANNUAL REPORT

Clifford Capital Partners Fund

Risks of the Fund

The Fund invests in equity securities, such as common stocks, which subjects the Fund and its shareholders to the risks associated with these types of securities. These risks include the financial risk of selecting individual companies that do not perform as anticipated. Over time, the stock markets tend to move in cycles. The value of the Fund’s investments may increase or decrease more than the stock markets in general.

Investing in the securities of small-cap and mid-cap companies generally involves substantially greater risk than investing in larger, more established companies. These companies are typically subject to greater changes in earnings and business prospects than are larger, more established companies, and may be more vulnerable than larger companies to adverse business or economic developments; the risk exists that the companies will not succeed; and the prices of the companies’ shares could dramatically decline in value. Companies with large market capitalizations go in and out of favor based on various market and economic conditions. Prices of securities of larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund’s value may not rise as much as the value of funds that emphasize companies with smaller market capitalizations.

The Fund is a focused fund and is currently expected to hold stocks of between only 25 and 35 companies once fully invested. Focusing investments in a small number of companies may subject the Fund to greater share price volatility and therefore a greater risk of loss because a single security’s increase or decrease in value may have a greater impact on the Fund’s value and total return.

Because the Fund invests primarily in value stocks (stocks that the Advisor believes are undervalued), the Fund’s performance may at times be better or worse than the performance of stock funds that focus on other types of stock strategies (e.g., growth stocks), or that have a broader investment style.

ANNUAL REPORT

Clifford Capital Partners Fund

Fees and Expenses of the Fund

The Clifford Capital Partners Funds are distributed by First Dominion Capital Corp., Member FINRA

The following table describes the expenses and fees that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Investor Class	Institutional Class
Redemption Fee (as a percentage of the amount redeemed on shares after holding them for 60 days or less)	2.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%	0.90%
Distribution and Service 12b-1 Fees	0.20%	0.00%
Other Expenses	0.00%	0.00%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	1.11%	0.91%

ANNUAL REPORT

Clifford Capital Partners Fund

COMPARISON OF $10,000 INVESTMENT IN CLIFFORD CAPITAL PARTNERS FUND INVESTOR SHARES VS. RUSSELL 3000® VALUE INDEX (unaudited)

$18
$16
$14
$12
$10
Thousands
$16,942
$15,999
01/31/14
09/30/14
09/30/15
09/30/16
09/30/17
09/30/18
09/30/19
Past performance is not predictive of future performance.
Clifford Capital Partners Fund
Russell 3000® Value Index

	Total Return	Average Annual Return
	One Year Ended 9/30/19	Five Years Ended 9/30/19	Since Inception 1/31/2014 to 9/30/2019
Clifford Capital Partners Fund - Investor	(2.07%)	8.46%	9.75%
Clifford Capital Partners Fund - Institutional	(1.87%)	8.68%	9.97%
Russell 3000® Value Index	3.10%	7.76%	8.65%

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of shares. The total cumulative returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.

The Russell 3000® Value Index is generally considered to be representative of the performance of unmanaged common stocks that comprise the broad value segment of the U.S. securities markets. You cannot invest directly in this index. This index does not have an investment advisor and does not pay any commissions, expenses, or taxes. If this index did pay commissions, expenses, or taxes, its returns would be lower. The index is not adjusted to reflect expenses that the U.S. Securities and Exchange Commission (“SEC”) requires to be reflected in the Fund’s performance.

ANNUAL REPORT

Clifford Capital Partners Fund

Portfolio Compositionas of September 30, 2019 (unaudited)

Holdings by Industry/Asset Class	% of Net Assets
Common Stocks:
Consumer Discretionary	24.15%
Financials	24.14%
Information Technology	20.65%
Industrials	16.32%
Consumer Staples	8.71%
Health Care	5.45%
Utilities	4.05%
Materials	2.86%
Energy	1.22%
Money Market Fund	4.13%
111.68%

See Notes to Financial Statements

ANNUAL REPORT

Clifford Capital Partners Fund

Schedule of InvestmentsSeptember 30, 2019

	Shares	Fair Value
COMMON STOCKS – 107.55%

CONSUMER DISCRETIONARY – 24.15%
Abercrombie & Fitch Co.	50,700	$790,920
AutoZone, Inc.*	780	846,004
Big Lots, Inc.	27,500	673,750
eBay Inc.	27,300	1,064,154
GameStop Corp. - Class A	79,000	436,080
Harley-Davidson, Inc.	16,100	579,117
Nordstrom, Inc.	20,400	686,868
Target Corp.	7,500	801,825
		5,878,718

CONSUMER STAPLES – 8.71%
Fresh Del Monte Produce Inc.	16,700	569,637
General Mills, Inc.	14,500	799,240
The Kraft Heinz Company	26,900	751,451
		2,120,328

ENERGY – 1.22%
KLX Energy Services Holdings, Inc.*	34,400	297,388

FINANCIALS – 24.14%
American Express Co.	8,800	1,040,864
CIT Group Inc.	18,700	847,297
Community Trust Bancorp, Inc.	13,500	574,830
CVB Financial Corp.	43,200	901,584
First Hawaiian, Inc.	35,700	953,190
WesBanco, Inc.	19,400	724,978
Westamerica Bancorporation	13,400	833,212
		5,875,955

HEALTH CARE – 5.45%
GlaxoSmithKline PLC ADR	16,800	717,024
Johnson & Johnson	4,700	608,086
		1,325,110

See Notes to Financial Statements

ANNUAL REPORT

Clifford Capital Partners Fund

Schedule of Investments - continuedSeptember 30, 2019

	Shares	Fair Value
INDUSTRIALS – 16.32%
Fastenal Co.	31,200	$1,019,304
HNI Corp.	18,100	642,550
Pitney Bowes Inc.	77,100	352,347
Raytheon Company	3,700	725,903
Stericycle, Inc.*	24,200	1,232,506
		3,972,610

INFORMATION TECHNOLOGY – 20.65%
CDK Global, Inc.	20,800	1,000,272
Cisco Systems, Inc.	16,100	795,501
Dolby Laboratories Inc. - Class A	14,500	937,280
EVERTEC, Inc.	21,100	658,742
International Business Machines Corp.	5,700	828,894
NCR Corp.*	25,500	804,780
		5,025,469

MATERIALS – 2.86%
Compass Minerals International, Inc.	12,300	694,827

UTILITIES – 4.05%
Exelon Corp.	20,400	985,524

TOTAL COMMON STOCKS – 107.55%
(Cost: $25,171,680)		26,175,929

MONEY MARKET FUNDS – 4.13%
Federated Institutional Prime Obligations Fund Institutional Class 2.06%**	1,005,652	1,006,026
(Cost: $1,006,026)

TOTAL INVESTMENTS – 111.68%
(Cost: $26,177,706)		27,181,955
Liabilities in excess of other assets – (11.68)%		(2,843,263)
NET ASSETS – 100.00%		$24,338,692

*Non-Income producing

**Effective 7 day yield as of September 30, 2019

ADR – Security represented is held by the custodian bank in the form of American Depositary Receipts.

See Notes to Financial Statements

ANNUAL REPORT

Clifford Capital Partners Fund

Statement of Assets and LiabilitiesSeptember 30, 2019

ASSETS
Investments at fair value (identified cost of $26,177,706) (Note 1)	$27,181,955
Receivable for capital stock sold	212
Dividends and interest receivable	12,919
TOTAL ASSETS	27,195,086

LIABILITIES
Due to custodian	15,829
Payable for capital stock redeemed	2,779,231
Accrued investment management fees	60,945
Accrued 12b-1 fees	389
TOTAL LIABILITIES	2,856,394
NET ASSETS	$24,338,692

Net Assets Consist of:
Paid-in-capital applicable to 1,662,006 no par value shares of beneficial interest outstanding, unlimited shares authorized	23,074,930
Distributable earnings	1,263,762
Net Assets	$24,338,692

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
Investor Class Shares:
Net Assets	$785,460
Shares Outstanding	53,774
Net Asset Value	14.61
REDEMPTION PRICE PER SHARE INCLUDING REDEMPTION FEE OF 2%	$14.32

Institutional Class Shares:
Net Assets	$23,553,232
Shares Outstanding	1,608,232
Net Asset Value	14.65

See Notes to Financial Statements

ANNUAL REPORT

Clifford Capital Partners Fund

Statement of OperationsYear Ended September 30, 2019

INVESTMENT INCOME
Dividends	$530,553
Interest	41,202
Total investment income	571,755

EXPENSES
Investment management fees (Note 2)	205,958
12b-1 and servicing fees - Investor Class (Note 2)	1,480
Total expenses	207,438
Net investment income (loss)	364,317

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	292,102
Net increase (decrease) in unrealized appreciation (depreciation) of investments	(1,085,202)
Net realized and unrealized gain (loss) on investments	(793,100)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(428,783)

See Notes to Financial Statements

ANNUAL REPORT

Clifford Capital Partners Fund

Statements of Changes in Net Assets

	Years ended September 30,
	2019	2018

Increase (decrease) in Net Assets
OPERATIONS
Net investment income (loss)	$364,317	$152,273
Net realized gain (loss) on investments	292,102	627,867
Net increase (decrease) in unrealized appreciation(depreciation) of investments	(1,085,202)	970,386
Increase (decrease) in net assets from operations	(428,783)	1,750,526

DISTRIBUTIONS TO SHAREHOLDERS
Distributions
Investor Class	(35,730)	(20,279)
Institutional Class	(934,522)	(665,658)
Decrease in net assets from distributions	(970,252)	(685,937)

CAPITAL STOCK TRANSACTIONS (NOTE 5)
Shares sold
Investor Class	288,886	322,154
Institutional Class	12,221,495	3,555,696
Distributions reinvested
Investor Class	35,730	20,279
Institutional Class	934,522	665,658
Shares redeemed
Investor Class	(135,013)	(72,377)
Institutional Class	(5,070,834)	(1,333,334)
Decrease in net assets from capital stock transactions	8,274,786	3,158,076

NET ASSETS
Increase (decrease) during year	6,875,751	4,222,665
Beginning of year	17,462,941	13,240,276
End of year	$24,338,692	$17,462,941

[This page intentionally left blank]

See Notes to Financial Statements

ANNUAL REPORT

Clifford Capital Partners Fund

Selected Per Share Data Throughout Each Year

See Notes to Financial Statements

ANNUAL REPORT

Clifford Capital Partners Fund

Financial Highlights

	Investor Class
	Years ended September 30,			Period January 1, 2016 to September 30, 2016(2)		Year ended December 31, 2015	Period January 31, 2014 to December 31, 2014***
	2019	2018	2017
Net asset value, beginning of period	$15.77	$14.63	$13.08	$10.40		$11.86	$10.00

Investment activities
Net investment income (loss) (1)	0.20	0.13	0.09	0.05		0.11	0.13
Net realized and unrealized gain (loss) on investments	(0.64)	1.76	1.52	2.63		(1.32)	1.91
Total from investment activities	(0.44)	1.89	1.61	2.68		(1.21)	2.04
Distributions
Net investment income	(0.11)	(0.10)	(0.06)	—		(0.13)	(0.05)
Net realized gain	(0.61)	(0.65)	—	—		(0.12)	(0.13)
Total distributions	(0.72)	(0.75)	(0.06)	—		(0.25)	(0.18)

Net asset value, end of period	$14.61	$15.77	$14.63	$13.08		$10.40	$11.86

Total Return	(2.07%)	13.29%	12.30%	25.77	%**	(10.22%)	20.42	%**
Ratios/Supplemental Data
Ratio to average net assets
Expenses, gross	1.10%	1.10%	1.10%	1.10%	*	1.10%	1.10	%*
Net investment income (loss)	1.39%	0.86%	0.66%	0.61%	*	0.98%	1.19	%*
Portfolio turnover rate	22.99%	19.80%	34.07%	24.41	%**	54.61%	31.91	%**
Net assets, end of period (000’s)	$785	$649	$352	$264		$123	$164

*Annualized

**Not annualized

***Commencement of operations

(1)Per share amounts calculated using the average number of shares outstanding throughout the period.

(2)On February 18, 2016, the Board of Trustees approved a change to the Fund’s fiscal year end to September 30.

See Notes to Financial Statements

ANNUAL REPORT

Clifford Capital Partners Fund

Selected Per Share Data Throughout Each Year

See Notes to Financial Statements

ANNUAL REPORT

Clifford Capital Partners Fund

Financial Highlights - continued

	Institutional Class
	Years ended September 30,			Period January 1, 2016 to September 30, 2016 (2)		Year ended December 31, 2015	Period January 31, 2014 to December 31, 2014***
	2019	2018	2017

Net asset value, beginning of period	$15.83	$14.69	$13.11	$10.40		$11.83	$10.00

Investment activities
Net investment income (loss) (1)	0.23	0.16	0.12	0.07		0.14	0.13
Net realized and unrealized gain (loss) on investments	(0.65)	1.75	1.53	2.64		(1.33)	1.92
Total from investment activities	(0.42)	1.91	1.65	2.71		(1.19)	2.05
Distributions
Net investment income	(0.15)	(0.12)	(0.07)	—		(0.12)	(0.09)
Net realized gain	(0.61)	(0. 65)	—	—		(0.12)	(0.13)
Total distributions	(0.76)	(0.77)	(0.07)	—		(0.24)	(0.22)

Net asset value, end of period	$14.65	$15.83	$14.69	$13.11		$10.40	$11.83

Total Return	(1.87%)	13.43%	12.62%	26.06	%**	(10.04%)	20.51	%**
Ratios/Supplemental Data
Ratio to average net assets
Expenses, gross	0.90%	0.90%	0.90%	0.90	%*	0.90%	0.90	%*
Net investment income (loss)	1.60%	1.06%	0.86%	0.81	%*	1.20%	1.30	%*
Portfolio turnover rate	22.99%	19.80%	34.07%	24.41	%**	54.61%	31.91	%**
Net assets, end of period (000’s)	$23,553	$16,814	$12,889	$4,477		$3,033	$2,894

*Annualized

**Not annualized

***Commencement of operations

(1)Per share amounts calculated using the average number of shares outstanding throughout the period.

(2)On February 18, 2016, the Board of Trustees approved a change to the Fund’s fiscal year end to September 30.

ANNUAL REPORT

Clifford Capital Partners Fund

Notes To Financial StatementsSeptember 30, 2019

NOTE 1 – ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Clifford Capital Partners Fund (the “Fund”) is a series of the World Funds Trust (the “Trust”), which was organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is a diversified open-end management company and was established in January, 2014 as a series of another registered investment company (the “predecessor trust”). On February 8, 2016, the Fund was reorganized from a series of the predecessor trust into the Trust.

On February 18, 2016, the Board of Trustees (the “Board”) of the Trust approved that the fiscal year end be changed to September 30.

The objective of the Fund is long-term capital appreciation.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

New Accounting Pronouncement

In August 2018, FASB issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC Topic 820 (“ASC 820”), “Fair Value Measurement.” ASU 2018-13 includes new, eliminated, and modified disclosure requirements for ASC 820. In addition, ASU 2018-13 clarifies that materiality is an appropriate consideration of entities when evaluating disclosure requirements. ASU 2018-13 is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted and the Fund has adopted ASU 2018-13 with these financial statements.

Security Valuation

The Funds’ securities are valued at fair value prices. Investments in securities traded on national securities exchanges are valued at the last reported sale price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on a given date are valued at the

ANNUAL REPORT

Clifford Capital Partners Fund

Notes To Financial Statements - continuedSeptember 30, 2019

last reported bid price. Debt securities are valued by appraising them at prices supplied by a pricing agent approved by the Trust, which prices may reflect broker-dealer supplied valuations and electronic data processing techniques. Short-term debt securities (less than 60 days to maturity) are valued at their fair value using amortized cost. Investments in investment companies and money market funds are valued at net asset value per share. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board. Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the New York Stock Exchange (“NYSE”). The value of these securities used in computing the net asset value (“NAV”) is determined as of such times.

The Trust has a policy that contemplates the use of fair value pricing to determine the NAV per share of the Fund when market prices are unavailable as well as under special circumstances, such as: (i) if the primary market for a portfolio security suspends or limits trading or price movements of the security; and (ii) when an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the security. Since most of the Fund’s investments are traded on U.S. securities exchanges, it is anticipated that the use of fair value pricing will be limited.

When the Trust uses fair value pricing to determine the NAV per share of the Fund, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes accurately reflects fair value. Any method used will be approved by the Board and results will be monitored to evaluate accuracy. The Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing.

Various inputs are used in determining the value of the Fund’s investments. GAAP established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

ANNUAL REPORT

Clifford Capital Partners Fund

Notes To Financial Statements - continuedSeptember 30, 2019

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2019:

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$26,175,929	$—	$—	$26,175,929
Money Market Funds	1,006,026	—	—	1,006,026
	$27,181,955	$—	$—	$27,181,955

Refer to the Fund’s Schedule of Investments for a listing of the securities by security type and sector.

Security Transactions and Income

Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. The cost of securities sold is determined generally on a specific identification basis.

Accounting Estimates

In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise provision is required. The Fund identifies its major tax jurisdiction as U. S. Federal.

Management has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the Fund’s tax returns. The Fund has no examinations in progress and management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Interest and penalties,

ANNUAL REPORT

Clifford Capital Partners Fund

Notes To Financial Statements - continuedSeptember 30, 2019

if any, associated with any federal or state income tax obligations are recorded as income tax expense when incurred. The Fund is not subject to examination by U.S. tax authorities for tax years prior to the period ended September 30, 2016.

Reclassification of Capital Accounts

Certain components of net assets are reclassified relating to permanent differences between financial and tax reporting. These reclassifications are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gains for federal income tax purposes and have no effect on net assets or net asset value per share. For the year ended September 30, 2019, there were no such reclassifications.

Class Net Asset Values and Expenses

All income, expenses not attributable to a particular class, and realized and unrealized gains, are allocated to each class based on relative net assets on a daily basis for purposes of determining the net asset value of each class. Each class bears different distribution expenses. Ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period for the effect of expenses applicable for each class. Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis as determined by the Board.

The Fund currently offers two classes of shares: Investor Class and Institutional Class. Each class of shares has equal rights as to assets of the Fund, and the classes are identical except for differences in their sales charge structures, ongoing distribution and service fees, and shareholder servicing fees. Income, expenses (other than distribution and service fees and shareholder servicing fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets. All classes have equal voting privileges, except where otherwise required by law or when the Trustees determine that the matter to be voted on affects only the interests of the shareholders of a particular class. Investor Class shares include a redemption fee of 2% on the proceeds of Investor Class shares redeemed after being held for 60 days or less. Institutional Class shares are not subject to a redemption fee.

NOTE 2 – INVESTMENT ADVISORY AND DISTRIBUTION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Under the Investment Advisory Agreement (“Advisory Agreement”), Clifford Capital Partners, LLC (the “Advisor”), at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office

ANNUAL REPORT

Clifford Capital Partners Fund

Notes To Financial Statements - continuedSeptember 30, 2019

facilities, equipment and executive personnel necessary for managing the assets of the Fund. Under this Advisory Agreement the Advisor pays the operating expenses of the Fund excluding fees payable under the Advisory Agreement, brokerage fees and commissions, taxes, interest expense, interest and dividend expenses on securities sold short, the costs of acquired fund fees and expenses, 12b-1 fees, shareholder service fees, and extraordinary expenses. For its services the Advisor receives an investment management fee equal to 0.90% of the average daily net assets of the Fund. For the year ended September 30, 2019, management fees earned amounted to $205,958 of which $60,945 was owed to the Advisor as of September 30, 2019.

The Fund has adopted a Shareholder Services Plan Pursuant to Rule 12b-1 (the “Plan”) for the Investor Class shares. Pursuant to the Plan, the Fund may compensate financial intermediaries that provide services for shareholders of the Fund. The Plan provides that the Fund will pay an annual rate of up to 0.20% of the average daily net assets of the Fund’s Investor Class shares for activities relating to these services. Such activities may include the provision of sub-accounting, recordkeeping and/or administrative services, responding to customer inquiries, and providing information on customer investments. Because the shareholder services fees are paid out of the Fund’s assets on an on-going basis, these fees, over time, will increase the cost of your investment and may cost you more than paying other types of sales charges. The Plan, while primarily intended to compensate for shareholder services expenses, was adopted pursuant to Rule 12b-1 under the 1940 Act, and it therefore may be used to pay for certain expenditures related to financing distribution related activities of the Fund.

For the year ended September 30, 2019, the following fees were incurred:

Class	Type of Plan	Fees Incurred
Investor Class	Shareholder Services	$1,480

The Advisor pays all operating expenses except for Management Fees and 12b-1 expenses.

Commonwealth Fund Services, Inc. (“CFS”) acts as the Fund’s administrator, transfer and dividend disbursing agent and pricing agent. As administrator, CFS provides shareholder, recordkeeping, administrative and blue-sky filing services. For the year ended September 30, 2019, the following fees were paid by the Advisor:

Administration	Transfer Agent	Fund Accounting
$30,000	$24,000	$25,000

ANNUAL REPORT

Clifford Capital Partners Fund

Notes To Financial Statements - continuedSeptember 30, 2019

Certain officers of the Trust are also officers and/or directors of CFS. Additionally, Practus™ LLP, serves as legal counsel to the Trust. John H. Lively, Secretary of the Trust, is Managing Partner of Practus™ LLP. Tina H. Bloom and Bo James Howell are Assistant Secretaries of the Trust and Partners of Practus™ LLP. Mr. Lively, Ms. Bloom and Mr. Howell receive no special compensation from the Trust or the Fund for serving as officers of the Trust.

NOTE 3 – INVESTMENTS

The costs of purchases and proceeds from the sales of securities other than short-term investments for the year ended September 30, 2019 were as follows:

Purchases	Sales
$16,664,545	$4,907,211

NOTE 4 – DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

The tax character of distributions paid during the year ended September 30, 2019 and the year ended September 30, 2018 were as follows:

	Year ended September 30, 2019	Year ended September 30, 2018
Distributions paid from:
Ordinary income	$195,973	$274,713
Realized gains	774,279	411,224
	$970,252	$685,937

As of September 30, 2019, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Year ended September 30, 2019
Accumulated net investment income (loss)	$296,329
Other accumulated gain (loss)	(21,310)
Net unrealized appreciation (depreciation) on investments	988,743
$1,263,762

ANNUAL REPORT

Clifford Capital Partners Fund

Notes To Financial Statements - continuedSeptember 30, 2019

As of September 30, 2019, the cost of securities for Federal Income tax purposes and the related tax-based net unrealized appreciation (depreciation) consists of:

Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Total Unrealized Appreciation (Depreciation)
$26,193,212	3,330,265	(2,341,522)	$988,743

For tax purposes the Fund had a $21,310 post October capital loss. This loss will be recognized on the first business day of the Fund’s fiscal year, October 1, 2019.

The difference between book basis and cost basis net unrealized appreciation (depreciation) is attributable primarily to wash sales.

NOTE 5 –TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

Capital stock transactions were:

	Year ended September 30, 2019
	Investor Class	Institutional Class
Shares sold	19,473	823,919
Shares reinvested	2,822	73,701
Shares redeemed	(9,703)	(351,766)
Net increase (decrease)	12,592	545,854

	Year ended September 30, 2018
	Investor Class	Institutional Class
Shares sold	20,601	228,152
Shares reinvested	1,378	45,129
Shares redeemed	(4,827)	(88,523)
Net increase (decrease)	17,152	184,758

NOTE 6 – SUBSEQUENT EVENTS

Management has evaluated all transactions and events subsequent to the date of the statement of assets and liabilities through the date on which these financial statements were issued and, except as included below regarding the proxy notice, has noted no additional items require disclosure.

By supplement dated November 8, 2019 to the prospectus and Statement of Additional Information (“SAI”), each dated October 1, 2019, shareholders were notified that the Board of Trustees (the “Board”) of World Funds Trust (the “Trust”)

ANNUAL REPORT

Clifford Capital Partners Fund

Notes To Financial Statements - continuedSeptember 30, 2019

recently approved a new investment advisory agreement (the “New Advisory Agreement”) between the Trust, on behalf of the Clifford Capital Partners Fund (the “Fund”), and Clifford Capital Partners, LLC (the “Adviser”), the current investment adviser to the Fund. The New Advisory Agreement, if approved by shareholders, will lower the advisory fee paid by the Fund to the Adviser but it will eliminate the Adviser’s obligation to pay most of the Fund’s operating expenses out of its fee. To ensure shareholders are not negatively impacted by the New Advisory Agreement, the Adviser has contractually agreed, through at least January 31, 2021, to cap the Fund’s expenses.

The Board also recently approved an amendment to the Fund’s Shareholder Services Plan Pursuant to Rule 12b-1 (the “Shareholder Services Plan”) for Investor Class shares that, if approved by shareholders of the Investor Class shares, will increase the maximum rate paid under the Shareholder Services Plan from 0.20% per annum to 0.25% per annum. If the amended Shareholder Services Plan is approved by shareholders of the Investor Class shares, they will see a 0.05% increase in their net expense ratio. This fee increase is expected to take effect on January 31, 2020 or such later date as is determined by the officers of the Trust after the Shareholder Services Plan is approved by the Fund’s Investor Class shareholders.

Additional information on why the Adviser and the Board believe the New Advisory Agreement and the amended Shareholder Services Plan are both in the best interest of the Fund and its shareholders will be provided to shareholders in a proxy statement that is expected to be mailed within the next 45 days. The Board expects the Special Meeting of Shareholders will take place in December 2019.

ANNUAL REPORT

Clifford Capital Partners Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of Clifford Capital Partners Fund and
Board of Trustees of World Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Clifford Capital Partners Fund (the “Fund”), a series of World Funds Trust, as of September 30, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the six periods in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the six periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2014.

COHEN & COMPANY, LTD.
Cleveland, Ohio
November 29, 2019

ANNUAL REPORT

World Funds Trust (the “Trust”)

Supplemental Information (unaudited)

Information pertaining to the trustees and officers of the Trust is set forth below. The names, addresses and ages of the trustees and officers of the Trust, together with information as to their principal occupations during the past five years, are listed below. The Statement of Additional Information (the “SAI”) includes additional information about the trustees and is available without charge upon request by calling, toll-free, (800) 673-0550.

Following is a list of the Trustees and executive officers of the Trust and their principal occupation over the last five years. The mailing address of each Trustee and officer is 8730 Stony Point Parkway, Suite 205, Richmond, VA, 23235, unless otherwise indicated.

NON-INTERESTED TRUSTEES

NAME, AGE AND POSITION WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
David J. Urban (64) Trustee	Indefinite, Since June 2010	Dean, Jones College of Business, Middle Tennessee State University since July 2013	54	None
Mary Lou H. Ivey (61) Trustee	Indefinite, Since June 2010	Accountant, Harris, Hardy & Johnstone, P.C., accounting firm, since 2008.	54	None
Theo H. Pitt, Jr. (83) Trustee	Indefinite; Since August 2013	Senior Partner, Community Financial Institutions Consulting (bank consulting) since 1997 to present.	54

Independent Trustee of Chesapeake Investment Trust for the one series of that trust; Leeward Investment Trust for the one series of that trust; Hillman Capital Management Investment Trust for the one series of that trust; and Starboard Investment Trust for the 17 series of that trust; (all registered investment companies).

ANNUAL REPORT

World Funds Trust (the “Trust”)

Supplemental Information (unaudited)  - (continued)

OFFICERS WHO ARE NOT TRUSTEES

NAME, AGE AND POSITION(S) WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S DURING THE PAST FIVE YEARS
David A. Bogaert (56) President	Indefinite, Since August 2017

Managing Director of Business Development, Commonwealth Fund Services, Inc., October 2013 – present; Senior Vice President of Business Development and other positions for Huntington Asset Services, Inc. from 1986 to 2013.

Karen M. Shupe (55) Treasurer and Principal Executive Officer	Indefinite, Since June 2008	Managing Director of Fund Operations, Commonwealth Fund Services, Inc., 2003 to present.
Ann T. MacDonald (65) Assistant Treasurer and Principal Financial Officer	Indefinite, Since November 2015	Managing Director, Fund Administration and Fund Accounting, Commonwealth Fund Services, Inc., 2003 to present.
John H. Lively (50) Secretary	Indefinite, Since November 2013	Attorney, Practus TM LLP, (law firm), May 2018 to present; Attorney, The Law Offices of John H. Lively & Associates, Inc. (law firm), March 2010 to May 2018.
Tina H. Bloom (51) Assistant Secretary	Indefinite, Since November 2018

Attorney, Practus TM LLP, (law firm), May 2018 to present; Attorney, The Law Offices of John H. Lively & Associates, Inc. (law firm), November 2017 to May 2018; Director of Fund Administration of Ultimus Fund Solutions, LLC from 2011-2017.

Bo James Howell (38) Assistant Secretary	Indefinite, Since November 2018	Attorney, Practus TM LLP, (law firm), May 2018 to present; Founder, CCO Technology, June 2018; Director of Fund Administration of Ultimus Fund Solutions, LLC from 2012-2018.
Holly B. Giangiulio (57) Assistant Secretary	Indefinite, Since November 2015	Managing Director, Corporate Operations, Commonwealth Fund Services, Inc., January 2015 to present, Corporate Accounting and HR Manager from 2010 to 2015.
Julian G. Winters (50) Chief Compliance Officer	Indefinite, Since August 2013	Managing Member of Watermark Solutions, LLC (investment compliance and consulting) since March 2007.

ANNUAL REPORT

World Funds Trust (the “Trust”)

Supplemental Information (unaudited)  - (continued)

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-673-0550 or on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available on or through the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available, without charge and upon request, by calling 1-800-673-0550 or on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ADVISORY CONTRACT RENEWAL

At a meeting held on August 29, 2019 (the “Meeting”), the Board of Trustees (the “Board”) of the World Funds Trust (the “Trust”) considered and discussed the renewal of the current Investment Advisory Agreement (the “Current Advisory Agreement”) between the Trust and Clifford for the Clifford Capital Partners Fund (the “Fund”) and the approval of a new Investment Advisory Agreement (the “New Advisory Agreement” and, together with the Current Advisory Agreement, the “Advisory Agreements”) between the Trust and Clifford on behalf of the Fund. The Trustees considered that, under the terms of the Current Advisory Agreement, Clifford pays the operating expenses of the Fund excluding management fees, brokerage fees and commissions, taxes, borrowing costs such as interest expense and dividend expenses on securities sold short, acquired fund fees and expenses, 12b-1 fees, shareholder service fees, and extraordinary expenses. The Trustees further considered that, under the terms of the New Advisory Agreement, Clifford will no longer pay most of the operating expenses of the Fund and, as a result of this proposed change, the advisory fee paid to Clifford will be reduced from 0.90% per annum to 0.75% per annum of the net assets of the Fund. The Board reflected on its discussions earlier in the Meeting with representatives from Clifford regarding the Advisory Agreements and the manner in which the Fund was managed.

ANNUAL REPORT

World Funds Trust (the “Trust”)

Supplemental Information (unaudited)  - (continued)

The Trustees reviewed the Meeting Materials that included, among other things, a memorandum from Counsel that addressed the Trustees’ duties when considering the renewal of the Advisory Agreements and Clifford’s responses to a request for information from counsel to the Trust (“Counsel”), on behalf of the Board. It was noted that the responses included a copy of Clifford’s financial statements, a fee comparison analysis for the Fund and comparable mutual funds, and the Advisory Agreements. The Trustees discussed the types of information and factors that the Trustees should consider to make an informed decision regarding the renewal of the Advisory Agreements; the material factors included: (i) the nature, extent, and quality of the services provided by Clifford; (ii) the investment performance of the Fund; (iii) the costs of the services provided and profits realized by Clifford from its relationship with the Fund; (iv) the extent to which economies of scale would be realized if the Fund grows and whether advisory fee levels reflect the economies of scale for the benefit of the Fund’s investors; and (v) Clifford’s practices regarding possible conflicts of interest.

In assessing these factors and reaching its decisions, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings, as well as information specifically prepared or presented at this and prior Meetings. The Board requested or was provided with information and reports relevant to the annual renewal of the Current Advisory Agreement and the approval of the New Advisory Agreement, including (i) reports regarding the services and support provided by Clifford to the Fund and its shareholders; (ii) quarterly assessments of the investment performance of the Fund; (iii) Clifford’s commentary on the reasons for the Fund’s performance; (iv) presentations by Clifford management addressing the investment philosophy, investment strategy, personnel, and operations utilized in managing the Fund; (v) compliance reports concerning the Fund and Clifford; (vi) disclosure information contained in the registration statement of the Trust and Clifford’s Form ADV; (vii) a discussion and comparison of the terms of the Current Advisory Agreement and the New Advisory Agreement; and (viii) the memorandum from Counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Advisory Agreements, including the material factors set forth above and the types of information included in each factor that should be considered by the Board in order to make an informed decision.

The Board also requested and received various informational materials including, without limitation: (i) documents containing information about Clifford, including financial information, a description of personnel and the services provided by Clifford to the Fund, information on investment advice, performance, summaries

ANNUAL REPORT

World Funds Trust (the “Trust”)

Supplemental Information (unaudited)  - (continued)

of Fund expenses, its compliance program, current legal matters, and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the Fund; (iii) the anticipated effect of size on the Fund’s performance and expenses; and (iv) benefits realized by Clifford from its relationship with the Fund.

The Board did not identify any information that was most relevant to its consideration to approve the Advisory Agreements, and each Trustee may have afforded different weight to the various factors. In deciding whether to approve the Advisory Agreements, the Trustees considered numerous factors, including:

(1)The nature, extent, and quality of the services provided by Clifford.

In this regard, the Board considered the responsibilities of Clifford under the Advisory Agreements. The Board reviewed the services provided by Clifford including, without limitation: its procedures for formulating investment recommendations and assuring compliance with the Fund’s investment objectives and limitations; the coordination of services for the Fund among the Fund’s service providers; Clifford’s regular communications with Fund shareholders, including portfolio and market commentary; and the efforts of Clifford to promote the Fund and grow assets. The Board considered Clifford’s staffing, personnel, and methods of operating; the education and experience of Clifford’s personnel; its financial resources and support; and Clifford’s compliance program, policies, and procedures. After reviewing the foregoing and further information from Clifford, the Board concluded that the quality, extent, and nature of the services provided by Clifford were satisfactory and adequate for the Fund.

(2)Investment Performance of the Fund and Clifford.

The Trustees considered the Fund’s performance for various periods ended June 30, 2019 versus the Morningstar mid-cap value category and a peer group of funds with assets below $250 million and the flexibility to invest across the capitalization spectrum derived by Broadridge from Morningstar’s mid-cap value, large value, mid-cap blend and large blend categories (“Peer Group”). The Trustees also considered the Fund’s performance relative to its benchmark index, the Russell 3000® Value Index. In considering the foregoing, the Trustees reviewed an analytical report prepared by Broadridge and a variety of other metrics relating to performance within the analytical report. The Trustees also considered specific performance information prepared by Clifford, including information relating to the performance of the Fund relative to separately managed accounts (the “Composite”) managed by Clifford with

ANNUAL REPORT

World Funds Trust (the “Trust”)

Supplemental Information (unaudited)  - (continued)

investment strategies that are substantially similar to those utilized by the Fund. The Trustees generally considered information that was as of June 30, 2019, although they took into consideration other performance information that had been provided to them since prior approvals of the Advisory Agreement. The Trustees noted that, for the one-year period ended June 30, 2019, the Fund lagged both its Peer Group median and the Russell 3000® Value Index but outperformed relative to the median of its Peer Group and the Russell 3000® Value Index for the three-year and five-year periods ended June 30, 2019. The Board considered other summary performance information related to the Morningstar category and the Peer Group vis-à-vis the Fund, including percentile rankings. The Trustees determined that the performance of the Fund relative to its benchmark and category and Peer Group was satisfactory. The Trustees also noted that the performance of the Fund was comparable to the Composite and the Board considered the reasons for differences in results of the Fund versus the Composite, which it deemed reasonable. The Board concluded, based on the foregoing, that the performance of the Fund was satisfactory.

(3)The costs of the services provided and the profits realized by Clifford from the relationship with the Fund.

In this regard, the Board considered Clifford’s staffing, personnel, and methods of operating; the financial condition and resources of Clifford, and the level of commitment to the Fund by Clifford’s principals; the asset levels of the Fund; and the expenses of the Fund under both the Current Advisory Agreement and the New Advisory Agreement. The Board also considered potential benefits for Clifford in managing the Fund. The Board considered the fees and expenses of the Fund (including the advisory fee) under the Current Advisory Agreement and the New Advisory Agreement compared to the median of the Peer Group and the Morningstar mid-cap value category. The Board noted that the advisory fee payable to Clifford by the Fund under the Current Advisory Agreement was on the high side of the Peer Group but that the advisory fee for the Fund also reflected the obligation of Clifford to assume most of the operational expenses for the Fund. The Board noted that when it compared the advisory fee payable under the Current Advisory Agreement to the net expense ratio of funds in the Peer Group and the Morningstar mid-cap value category, the fee was less than the Peer Group median and comparable to the category median. The Board further noted that the Fund’s net expense ratio is below that of the Peer Group median. The Board determined that the advisory fees under the Current Advisory Agreement were within an acceptable range considering the services to be rendered by Clifford and the size of the Fund, which is comparable to the Peer Group median and substantially smaller than the category median.

ANNUAL REPORT

World Funds Trust (the “Trust”)

Supplemental Information (unaudited)  - (continued)

The Board considered that, under the New Advisory Agreement, the Fund’s advisory fee will be reduced from 0.90% per annum to 0.75% per annum and that Clifford will no longer pay most of the operating expenses of the Fund. The Board also considered that, in addition, Clifford has contractually agreed, until at least January 31, 2021, to reduce fees and/or reimburse certain Fund expenses in order to keep the Fund’s net expense ratio (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, 12b-1 fees, dividend expense on short sales, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business) from exceeding 0.90% of the average daily net assets of the Fund’s Institutional Class and Investor Class shares, respectively, and 0.82% for Super Institutional Class shares. The Board noted that the gross advisory fee payable to Clifford by the Fund and the Fund’s projected net expense ratio under the New Advisory Agreement and contractual fee arrangements is below that of the Peer Group median and comparable to the category median. The Board determined that the advisory fees under the New Advisory Agreement were within an acceptable range considering the services to be rendered by Clifford and the size of the Fund, which is comparable to the Peer Group median and substantially smaller than the category median.

The Board also considered the fees of the Fund under the Current Advisory Agreement and the New Advisory Agreement relative to separate accounts managed by Clifford and the reasons for the differences in fees. The Trustees determined that the differences were reasonable under the circumstances. Following this comparison and upon further consideration and discussion of the foregoing, the services provided by Clifford, and its profits from managing the Fund, the Board concluded that the fees to be paid to Clifford were fair and reasonable under the Current Advisory Agreement and the New Advisory Agreement.

(4) The extent to which economies of scale would be realized as the Fund grows and whether the advisory fee levels reflect these economies of scale for the benefit of the Fund’s investors.

In this regard, the Board considered the Fund’s fee arrangements with Clifford. The Board noted that the advisory fee would stay the same as asset levels increased under both the Current Advisory Agreement and the New Advisory Agreement. However, the Trustees noted that, under the Current Advisory Agreement, Clifford was obligated to pay certain of the Fund’s operating expenses which had the effect of limiting the overall fees and expenses paid by the Fund even at lower asset levels. The Trustees further noted that Clifford has contractually agreed, until at least January 31, 2021, to reduce fees and/or

ANNUAL REPORT

World Funds Trust (the “Trust”)

Supplemental Information (unaudited)  - (continued)

reimburse certain Fund expenses in order to keep the Fund’s net expense ratio from exceeding 0.90% of the average daily net assets of the Fund’s Institutional Class and Investor Class shares, respectively and 0.82% for Super Institutional Class shares under the New Advisory Agreement. The Board considered that the New Advisory Agreement (i.e. lower fee) should provide greater opportunity for shareholders to share in the future growth of the Fund by benefitting from lower Fund expenses as assets grow. The Board expressed the view that both of these structures may be more beneficial to shareholders than breakpoints, which generally only have the effect of lowering expense ratios at higher asset levels. Following further discussion of the Fund’s projected asset levels, expectations for growth, and levels of fees, the Board determined that the Fund’s fee arrangements with Clifford under the Current Advisory Agreement and under the New Advisory Agreement were fair and reasonable in relation to the nature and quality of the services provided by Clifford.

(5) Possible conflicts of interest and benefits derived by Clifford.

In considering Clifford’s practices regarding conflicts of interest, the Board evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory and compliance personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund; the method for bunching of portfolio securities transactions; the substance and administration of Clifford’s code of ethics and other relevant policies described in Clifford’s Form ADV. The Board also considered benefits to Clifford that could be derived from managing the Fund and noted the ability of Clifford to place small accounts in the Fund, and the appeal that a mutual fund versus separate account management may have to certain distribution channels. It was noted that Clifford does not engage in soft dollars or commission recapture programs. Following further consideration and discussion, the Trustees determined that Clifford’s standards and practices relating to the identification and mitigation of possible conflicts of interest, as well as the benefits to be derived by Clifford from managing the Fund, were satisfactory.

After additional consideration of the factors delineated in the memorandum provided by Counsel and further discussion and careful review by the Board, the Trustees determined that the compensation payable under the Advisory Agreements was fair, reasonable and within a range of what could have been negotiated at arms-length in light of all the surrounding circumstances, and they approved the Advisory Agreements.

ANNUAL REPORT

Clifford Capital Partners Fund

Fund Expenses (unaudited)

Fund Expenses Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distributions (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the six months, April 1, 2019, and held for the six months ended September 30, 2019.

Actual Expenses Example

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ANNUAL REPORT

Clifford Capital Partners Fund

Fund Expenses (unaudited)  - continued

	Beginning Account Value 4/1/18	Ending Account Value 9/30/19	Annualized Expense Ratio	Expenses Paid During Period* Ended 9/30/19
Institutional Class Actual	$1,000.00	$972.13	0.90%	$4.45
Institutional Class Hypothetical**	$1,000.00	$1,020.50	0.90%	$4.56
Investor Class Actual	$1,000.00	$ 970.76	1.10%	$5.43
Investor Class Hypothetical**	$1,000.00	$1,019.50	1.10%	$5.57

*Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by 183 days in the most recent period divided by 365 days in the current year.

**5% return before expenses.

Investment Advisor:

Clifford Capital Partners, LLC
395 S. Main Street, Suite 203
Alpine, Utah 84004

Distributor:

First Dominion Capital Corp.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

Independent Registered Public Accounting Firm:

Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

Transfer Agent, Fund Administrator and Fund Accounting:

Commonwealth Fund Services, Inc.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235
(800) 628-4077 Toll Free

Legal Counsel:

Practus™ LLP
11300 Tomahawk Creek Parkway, Suite 310
Leawood, Kansas 66211

ITEM 2.                      CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(c) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3.                      AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant does not have an audit committee financial expert serving on its audit committee.

(a)(2) Not applicable.

(a)(3) At this time, the registrant believes that the collective experience provided by the members of the audit committee together offer the registrant adequate oversight for the registrant's level of financial complexity.

ITEM 4.                      PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $15,000 for 2019 and $15,000 for 2018.

(b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2019 and $0 for 2018.

(c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $2,500 for 2019 and $2,500 for 2018. The nature of the services comprising these fees include preparation of excise filings and income tax returns and assistance with calculation of required income, capital gain and excise distributions.

(d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are and $0 for 2019 and $0 for 2018.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter, the registrant's Audit Committee must pre-approve all audit and  non-audit  services to be provided to the  registrant.  The Audit Committee also pre-approves any non-audit  services provided by the registrant's principal  accountant to the Clifford Capital Partners Fund.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)           NA

(c)            0%

(d)           NA

(f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2019 and $0 for 2018.

(h) Not applicable. The Audit Committee pre-approved all non-audit services rendered to the registrant's investment adviser and any control affiliates that provide ongoing services to the registrant.

ITEM 5.                      AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.                      SCHEDULE OF INVESTMENTS.

Schedule filed under Item 1 of the Form.

ITEM 7.                      DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.                      PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.                      PURCHASES OF EQUITY SECURITIES BY CLOSED-ENDMANAGEMENT INVESTMENT COMPANY AND AFFILIATEDPURCHASERS.

Not applicable.

ITEM 10.                      SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.                      CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a- 15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d- 15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.                      DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.                      EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable. There were no solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by  this report by or on behalf of the registrant.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:   World Funds Trust

By (Signature and Title)*:	/s/ Karen Shupe
Karen Shupe Principal Executive Officer
Date: December 6, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*:	/s/ Karen Shupe
Karen Shupe Principal Executive Officer
Date: December 6, 2019

By (Signature and Title)*:	/s/ Ann MacDonald
Ann MacDonald Principal Financial Officer
Date: December 6, 2019

* Print the name and title of each signing officer under his or her signature.